FLEXSHARES TRUST

FlexShares® Disciplined Duration MBS Index Fund

SUPPLEMENT DATED AUGUST 13, 2020 TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MARCH 1, 2020, AS SUPPLEMENTED

Effective on or about August 28, 2020, shares of FlexShares® Disciplined Duration MBS Index Fund (the “Fund”) will be listed and traded on NYSE Arca, Inc. As of the same date, references to the NASDAQ Stock Market LLC as the listing exchange for the Fund in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information will be replaced with a reference to NYSE Arca, Inc.

Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.